SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – September 26, 2003

BOCA RESORTS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13173	65-0676005

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 East Camino Real, Boca Raton, Florida	33432

(Address of Principal Executive Offices)	(Zip Code)

(561) 447-5300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURE
Press Release

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Press Release Announcing Operating Results for the Three and Twelve Months Ended June 30, 2003.

ITEM 9. REGULATION FD DISCLOSURE

      On September 26, 2003, Boca Resorts, Inc. (the “Company”) issued a press release announcing its operating results for the three months ended June 30, 2003. The press release is furnished as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Current Report is intended to be furnished under Item 12, “Results of Operations and Financial Condition” and is being furnished under Item 9, “Regulation FD Disclosure” pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information provided hereunder shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOCA RESORTS, INC.

Date: September 29, 2003	By:	WAYNE MOOR Wayne Moor Senior Vice President, Treasurer and Chief Financial Officer

	By:	MARYJO FINOCCHIARO MaryJo Finocchiaro Vice President and Corporate Controller

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